Warrant Liability	9 Months Ended
Sep. 30, 2023
Warrant Liability
Warrant Liability

17. Warrant Liability

Equity Classified Warrants

Pursuant to MURF’s initial public offering, the Company sold 13,225,000 units at a price of $10.00 per unit. Each unit consisted of one share of MURF Class A common stock and one redeemable warrant (the “Publicly Traded Warrants”). Each whole public warrant entitled the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. The warrants are publicly traded on The Nasdaq Capital Market under the trading symbol CDTTW.

Simultaneously with the closing of its initial public offering, MURF consummated the private sale to the Sponsor of 754,000 private placement units at a price of $10.00 per private placement unit. Each private placement unit was comprised of one share of MURF Class A common stock and one warrant. Each private placement warrant was exercisable to purchase one share of MURF Class A common stock at a price of $11.50 per share, subject to adjustment. The private placement units (including the Class A common stock issuable upon exercise of the warrants included in the private placement units) were not transferable, assignable, or saleable until 30 days after the completion of a Merger, subject to certain exceptions.

In connection with the closing of the Merger on September 22, 2023, the public warrants and private placement warrants (collectively the “Equity Classified Warrants”) were amended to entitle each holder to purchase one share of Common Stock. The Equity Classified Warrants are classified as permanent equity on the condensed consolidated balance sheet.

Liability Classified Warrants

As discussed in Note 3, 2,000,000 warrants were issued to the PIPE Investors as of the closing of the Merger pursuant to subscription agreements. The warrants provide the PIPE Investors the right to purchase up to 2,000,000 shares of Common Stock at an exercise price of $11.50. Additionally, on the Closing Date of the Merger, the Company issued 54,000 warrants to an advisor for services provided directly related to the Merger. The warrants provide the advisor the right to purchase up to 54,000 shares of Common Stock at an exercise price of $11.00 per share.

The warrants issued to the PIPE Investors and the advisor (collectively the “Liability Classified Warrants”) contain materially the same terms and are exercisable for a period of five years, beginning on October 22, 2023.

The Liability Classified Warrants are classified as derivative liabilities because they do not meet the criteria in ASC 815-40 to be considered indexed to the entity’s own stock as the warrants could be settled for an amount that is not equal to the difference between the fair value of a fixed number of the entity’s shares and a fixed monetary amount. The Liability Classified Warrants are initially measured at fair value based on the price of the Publicly Traded Warrants and are remeasured at fair value at subsequent financial reporting period end dates and upon exercise (see Note 4 for additional information regarding fair value).

On September 22, 2023 (the Closing Date of the Merger), the date of issuance of the Liability Classified Warrants, the Company recorded an initial Warrant liability of $0.2 million based on the fair value as of that date. For the three and nine months ended September 30, 2023, the Company remeasured the fair value of the Liability Classified Warrants and recorded a gain on the change in the fair value of $0.1 million. The gain was recorded to Other income (expense), net, on the unaudited condensed consolidated statements of operations and comprehensive income (loss) for the three and nine months ended September 30, 2023. As of the nine months ended September 30, 2023 and December 31, 2022, the balance sheets contained derivative warrant liabilities of $0.1 million and nil, respectively.